UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02151

BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

BANCROFT FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

ITEM 1.            REPORTS TO STOCKHOLDERS.

Bancroft Fund Ltd.

2015 Annual Report

October 31, 2015

2015 Annual Report

October 31, 2015

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through October 31, 2015 with dividends reinvested

	Calendar		Annualized			10 Year
	YTD	1 Year	3 Years	5 Years	10 Years	Volatility
Bancroft market price	0.86%	1.42%	9.60%	7.17%	6.45%	15.47%
Bancroft net asset value	1.56	2.71	10.38	7.94	6.15	12.67
Bank of America Merrill Lynch All U.S. Convertibles Index	(0.26)	(0.13)	12.00	9.14	7.25	12.55
Barclays Balanced U.S. Convertibles Index	(1.12)	(1.79)	7.28	6.94	NA	NA
S&P 500® Index	2.70	5.20	16.21	14.32	7.85	17.66

Bank of America Merrill Lynch All U.S. Convertibles Index and S&P 500® Index performance in the table above are from the Bloomberg L.P. pricing service. Barclays Balanced U.S. Convertibles Index performance is from Barclays Capital.

Bancroft’s performance in the table above has not been adjusted for the 2008 tender offer (the anti-dilutive effect was 0.85%). Net asset value performance has not been adjusted for expenses. Performance data represents past results and does not reflect future performance.

Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price (NYSE MKT symbol: BCV)

	Net Asset Value			Market Price
Qtr. Ended	High	Low	Close	High	Low	Close
1/31/15	$23.95	$23.05	$23.44	$20.32	$19.77	$19.95
4/30/15	24.75	23.52	24.29	21.56	19.92	21.26
7/31/15	25.08	24.05	24.40	21.80	20.70	21.28
10/31/15	24.50	22.24	23.19	20.93	18.55	19.50

Dividend Distributions (12 Months)

			Short-Term	Long-Term
Record	Payment		Capital	Capital
Date	Date	Income	Gains	Gains	Total
11/28/14	12/29/14	$0.142	—	—	$0.142
3/12/15	3/26/15	0.250	—	—	0.250
6/11/15	6/25/15	—	—	$0.254	0.254
9/10/15	9/24/15	—	—	0.257	0.257
		$0.392	—	$0.511	$0.903

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To Our Shareholders

November 19, 2015

Shareholders of Bancroft Fund Ltd. approved a new investment advisory agreement with Gabelli Funds, LLC at a special shareholder meeting held on October 19, 2015. The portfolio management team continues as the Dinsmore Group of Gabelli Funds. We are pleased that shareholders voted in favor of this arrangement and believe that together we have the opportunity to improve the overall management of the Fund. We will continue to manage the portfolio as we have while adding access to Gabelli’s 30+ analysts, a more robust back office operation and a dedicated shareholder ombudsman to help you with any questions you may have about the Fund.

Looking forward, there is an expectation that interest rates will rise in the near future, perhaps even breaking the 35-year secular decline in interest rates. It is clear from market actions that some investors could be concerned about what will happen to convertibles in such an environment. We have examined the history of the last eight 100 basis point rises in 10-year treasury yields going back to January 1996. In each case the convertible market moved higher, acting more like equities than bonds. Further, it is our expectation that a rising rate environment could precipitate an increase in convertible issuance as companies find them to be a more attractive way to raise money than higher rate bonds.

At Bancroft we have always looked at convertible securities as alternatives to equities, but with reduced volatility. As volatility re-emerged this year, Bancroft’s standard deviation has remained well below that of the S&P 500®. As you can see in the Performance Highlights section on the facing page, both Bancroft’s shares and its Net Asset Value have outperformed the convertible securities indices this fiscal year even without adjusting for expenses.

According to Barclays the U.S. domestic convertible securities market consists of 505 issues with a total market capitalization of just over $200 billion. 75 percent of these issues come in the form of corporate bonds with the remainder in the form of preferred shares. The largest issuer is the Information Technology sector with roughly a third of the market. Health Care and Financial issuers make up the next largest segments of the capitalization of this market. Issuance of new convertible securities has decreased compared to last year, though still above the average of the last five years. We would like to see more new issues, but consider current year issuance to be satisfactory.

Performance for Bancroft’s fourth fiscal quarter ended October 31, 2015 was enhanced by exposure to the Consumer Staples and Information Technology sectors. Performance was held back by the Fund’s exposure to the Health Care and Energy sectors. The Fund’s largest sector exposures as of October 31, 2015 were in Information Technology (33.3%), Financials (19.2%) and Health Care (17.3%).

Bancroft’s portfolio at October 31, 2015 consisted of 66.1% cash-pay convertible bonds and notes, 16.7% mandatory convertible issues and 14.6% convertible preferred stock. At that date, the bonds had an average current annual yield of 2.20%; the mandatory convertible securities, 6.02%; and the preferred shares, 6.35%. The Fund’s convertible securities holdings at October 31, 2015 had a median premium-to-conversion value of 20.8%. We calculate that equities and equity-sensitive convertible issues at that date made up 40% of the Fund’s portfolio, with credit-sensitive issues accounting for 15% of the Fund’s portfolio, and total-return convertible issues at 45%.

continued on the following page

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To Our Shareholders (continued)

At its November 18, 2015 meeting, the Board of Trustees declared a distribution of $1.025 per share. The distribution consists of $0.231 undistributed net investment income, and net realized gains on investments of $0.794. The distribution is payable on December 29, 2015 to shareholders of record on November 30, 2015. This is the largest single distribution by the Fund since fiscal year 2007; further, this year’s total annual distribution is also the largest since 2007.

Portfolio Managers:

Thomas H. Dinsmore

James A. Dinsmore

Jane D. O’Keeffe

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Largest Investment Holdings by underlying common stock

	Value	% Total
	(Note 1)	Net Assets
Equinix, Inc.	$2,774,531	2.3%
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Allergan plc	2,407,249	2.0
Allergan plc is a pharmaceutical company. The company is focused on developing, manufacturing and commercializing pharmaceuticals, generic and over-the-counter medicines and biologic products for patients around the world. It produces and markets generic, branded and over-the-counter (OTC) pharmaceutical products covering all therapeutic classes.

Gilead Sciences, Inc.	2,388,440	2.0
Gilead Sciences is a research-based biopharmaceutical company that discovers, develops and commercializes medicines. Gilead’s primary areas of focus include human immunodeficiency virus (HIV)/AIDS, liver diseases, and cardiovascular/metabolic and respiratory conditions.

The Priceline Group Inc.	2,387,812	2.0
Priceline is an online travel company that offers its customers hotel room reservations at over 295,000 hotels worldwide through the Booking.com, priceline.com and Agoda brands. In the United States, it also offers its customers reservations for car rentals, airline tickets, vacation packages, destination services and cruises through the priceline.com brand.

Wells Fargo & Co.	2,370,000	2.0
Wells Fargo is a financial services and bank holding company. The company’s segments are community banking, wholesale banking, and wealth and brokerage and retirement.

Crown Castle International Corp.	2,121,800	1.8
Crown Castle is a real estate investment trust (REIT) company. The company owns, operates and leases shared wireless infrastructure, including towers and other structures.

American Tower Corp.	2,090,000	1.8
American Tower is a holding company which owns, operates and develops wireless and broadcast communications real estate. Its primary business is leasing antenna space on multi-tenant communications sites to wireless service providers, radio and television broadcast companies, wireless data and data providers, government agencies and municipalities.

Mentor Graphics Corp.	2,065,312	1.8
Mentor Graphics is a supplier of electronic design automation (EDA) tools - computer software and emulation hardware systems used to auto mate the design, analysis and testing of complex electro-mechanical systems, electronic hardware and embedded systems software in electronic systems and components.

T-Mobile US, Inc.	1,994,700	1.7
T-Mobile provides wireless communications services, including voice, messaging and data to over 55 million customers in the postpaid, prepaid and wholesale markets. T-Mobile also offers a selection of wireless devices, including handsets, tablets, and other communication devices.

Total	$20,599,844	17.4%

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Major Industry Exposure

% Total
Net Assets
Software	12.5%
Real Estate Investment Trusts	8.8
Biotechnology	8.2
Semiconductor Equipment	6.6
Internet Software & Services	6.5
Pharmaceuticals	5.0
Communications Equipment	4.8
Commercial Banks	3.5
Health Care Providers & Services	3.4
Oil, Gas & Consumable Fuels	3.4

Total	62.7%

Major Portfolio Changes by underlying common stock

Six months ended October 31, 2015

ADDITIONS	REDUCTIONS

Anadarko Petroleum Corp.	A.M. Castle & Co.

Anthem, Inc.	AmTrust Financial Services, Inc.

Bottomline Technologies, Inc.	Bank of America Corp.

Bunge Ltd.	Gilead Sciences, Inc.

Cowen Group, Inc.	Hawaiian Holdings, Inc.

Frontier Communications Corp	Iconix Brand Group, Inc.

Kinder Morgan, Inc.	Illumina, Inc.

Kindred Healthcare, Inc.	Incyte Corp.

NXP Semiconductors N.V.	InvenSense, Inc.

Stericycle, Inc.	Isis Pharmaceuticals, Inc.

JinkoSolar Holding Co., Ltd.

Liberty Media Corp.

MetLife, Inc.

Mylan Inc.

Photronics, Inc.

RAIT Financial Trust

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Portfolio of Investments October 31, 2015

	Principal	Identified	Value
	Amount	Cost	(Note 1)
Convertible Bonds and Notes - 66.1%

Air Freight & Logistics - 1.8%
Atlas Air Worldwide Holdings, Inc., 2.25%, Due 6/1/22	$1,250,000	$1,236,110	$1,058,594
Echo Global Logistics, Inc., 2.50%, Due 5/1/20	1,125,000	1,141,617	1,065,938
		2,377,727	2,124,532
Automobiles - 0.4%
Tesla Motors, Inc., 1.25%, Due 3/1/21	500,000	490,735	439,375

Biotechnology - 6.6%
Array BioPharma Inc., 3.00%, Due 6/1/20	250,000	241,448	259,531
Emergent BioSolutions Inc., 2.875%, Due 1/15/21	800,000	808,618	985,000
Exelixis, Inc., 4.25%, Due 8/15/19	500,000	576,902	625,625
Gilead Sciences, Inc., 1.625%, Due 5/1/16	500,000	506,268	2,388,440
Incyte Corp., 1.25%, Due 11/15/20	500,000	651,566	1,167,812
OPKO Health Inc., 3.00%, Due 2/1/33	200,000	204,210	304,500
PTC Therapeutics, Inc., 3.00%, Due 8/15/22 (1)	500,000	500,000	425,312
Regeneron Pharmaceuticals, Inc., 1.875%, Due 10/1/16	250,000	248,941	1,655,000
		3,737,953	7,811,220
Capital Markets - 1.3%
BlackRock Kelso Capital Investment Corp., 5.50%, Due 2/15/18	1,500,000	1,538,665	1,556,250

Communications Equipment - 4.8%
CalAmp Corp., 1.625%, Due 5/15/20 (1)	1,550,000	1,530,132	1,512,219
Infinera Corp., 1.75%, Due 6/1/18	1,000,000	1,047,680	1,652,500
InterDigital, Inc., 1.50%, Due 3/1/20 (1)	1,750,000	1,800,838	1,718,281
Oclaro, Inc., 6.00%, Due 2/15/20	500,000	543,242	831,562
		4,921,892	5,714,562
Construction & Engineering - 0.9%
Dycom Industries, Inc., 0.75%, Due 9/15/21 (1)	1,000,000	1,004,283	1,043,750

Consumer Finance - 1.1%
Encore Capital Group, Inc., 3.00%, Due 7/1/20	1,250,000	1,376,209	1,316,406

Diversified Consumer Services - 0.9%
Carriage Services, Inc., 2.75%, Due 3/15/21	1,000,000	1,020,381	1,106,250

Diversified Telecommunication Services - 0.9%
Alaska Communications Systems Group, Inc., 6.25%, Due 5/1/18	1,000,000	959,133	1,006,875

Electrical Equipment - 0.7%
SolarCity Corp., 2.75%, Due 11/1/18	1,000,000	1,095,189	813,750

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Portfolio of Investments October 31, 2015 (continued)

	Principal	Identified	Value
	Amount	Cost	(Note 1)
Convertible Bonds and Notes - continued

Energy Equipment & Services - 0.6%
Hornbeck Offshore Services, Inc., 1.50%, Due 9/1/19	$1,000,000	$1,007,031	$741,875

Health Care Equipment & Supplies - 0.8%
Quidel Corp., 3.25%, Due 12/15/20	500,000	518,729	475,625
Trinity Biotech Investment Ltd., 4.00%, Due 4/1/45	500,000	500,000	435,312
		1,018,729	910,937
Health Care Providers & Services - 1.4%
Molina Healthcare Inc., 1.125%, Due 1/15/20	1,000,000	1,060,023	1,600,625

Household Durables - 1.7%
Jarden Corp., 1.875%, Due 9/15/18	750,000	777,479	1,124,062
Jarden Corp., 1.125%, Due 3/15/34	750,000	759,699	830,625
		1,537,178	1,954,687
Internet & Catalog Retail - 2.0%
The Priceline Group Inc., 1.00%, Due 3/15/18	1,500,000	1,648,137	2,387,812

Internet Software & Services - 6.5%
Blucora, Inc., 4.25%, Due 4/1/19	1,500,000	1,514,829	1,361,250
Equinix Inc., 4.75%, Due 6/15/16	750,000	841,444	2,774,531
Monster Worldwide, Inc., 3.50%, Due 10/15/19	500,000	519,729	680,938
Twitter, Inc., 1.00%, Due 9/15/21	1,000,000	968,034	884,375
Web.com Group, Inc., 1.00%, Due 8/15/18	1,500,000	1,491,444	1,472,812
Yahoo! Inc., Due 12/1/18 (2)	500,000	499,407	501,562
		5,834,887	7,675,468
IT Services - 1.6%
CSG Systems International, Inc., 3.00%, Due 3/1/17	1,250,000	1,263,486	1,868,750

Leisure Products - 0.5%
JAKKS Pacific, Inc., 4.875%, Due 6/1/20 (1)	616,000	673,200	610,995

Media - 0.9%
Global Eagle Entertainment Inc., 2.75%, Due 2/15/35	1,125,000	1,134,162	1,082,812

Metals & Mining - 0.9%
Royal Gold, Inc., 2.875%, Due 6/15/19	600,000	591,503	580,125
RTI International Metals, Inc., 1.625%, Due 10/15/19	500,000	503,880	513,438
		1,095,383	1,093,563
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy, Inc., 4.25%, Due 3/15/45	1,500,000	1,206,867	932,812
Clean Energy Fuels Corp., 5.25%, Due 10/1/18	500,000	503,519	300,312
Goodrich Petroleum Corp., 5.00%, Due 10/1/32	259,000	525,114	103,600
		2,235,500	1,336,724
Personal Products - 0.6%
IGI Laboratories, Inc., 3.75%, Due 12/15/19	750,000	758,322	680,625

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Portfolio of Investments October 31, 2015 (continued)

	Principal	Identified	Value
	Amount	Cost	(Note 1)
Convertible Bonds and Notes - continued

Pharmaceuticals - 3.0%
ANI Pharmaceuticals, Inc., 3.00%, Due 12/1/19	$750,000	$855,404	$721,875
Horizon Pharma Investment Ltd., 2.50%, Due 3/15/22
cv. into Horizon Pharma plc ordinary shares (1)	1,000,000	1,091,722	863,750
Jazz Investments I Ltd., 1.875%, Due 8/15/21
guaranteed by Jazz Pharmaceuticals plc and
convertible into Jazz Pharmaceuticals plc ordinary shares	710,000	824,283	756,594
The Medicines Co., 2.50%, Due 1/15/22 (1)	1,000,000	1,077,881	1,223,750
		3,849,290	3,565,969
Real Estate Investment Trusts - 2.9%
Colony Capital, Inc., 5.00%, Due 4/15/23	1,000,000	1,035,230	996,875
Extra Space Storage LP, 3.125%, Due 10/1/35 (1)	1,000,000	1,000,000	1,063,750
IAS Operating Partnership LP, 5.00%, Due 3/15/18
exchangeable for Invesco Mortgage Capital Inc. common stock	1,000,000	990,996	945,625
Spirit Realty Capital, Inc., 3.75%, Due 5/15/21	500,000	500,000	480,315
		3,526,226	3,486,565
Real Estate Management & Development - 0.9%
Forest City Enterprises, Inc., 3.625%, Due 8/15/20	1,000,000	1,002,658	1,088,125

Semiconductor Equipment - 6.6%
Micron Technology, Inc., 3.00%, Due 11/15/43	2,000,000	1,922,895	1,820,000
NVIDIA Corp., 1.00%, Due 12/1/18	1,250,000	1,277,319	1,833,594
NXP Semiconductors N.V., 1.00%, Due 12/1/19 (1)	1,500,000	1,654,348	1,614,375
Spansion LLC, 2.00%, Due 9/1/20	200,000	247,520	393,375
SunEdison, Inc., 2.75%, Due 1/1/21	500,000	482,005	353,750
SunEdison, Inc., 0.25%, Due 1/15/20 (1)	750,000	520,783	400,781
SunPower Corp., 0.875%, Due 6/1/21	1,500,000	1,553,156	1,379,062
		7,658,026	7,794,937
Software - 12.5%
Bottomline Technologies, Inc., 1.50%, Due 12/1/17	1,500,000	1,601,915	1,671,562
EnerNOC, Inc., 2.25%, Due 8/15/19	850,000	688,553	595,531
FireEye, Inc., 1.625%, Due 6/1/35 (1)	1,500,000	1,555,665	1,272,188
Mentor Graphics Corp., 4.00%, Due 4/1/31	1,500,000	1,678,359	2,065,312
MercadoLibre, Inc., 2.25%, Due 7/1/19	500,000	505,373	520,938
Nuance Communications, Inc., 1.50%, Due 11/1/35 (3)	1,000,000	1,069,042	1,056,250
Proofpoint, Inc., 0.75%, Due 6/15/20 (1)	1,250,000	1,313,333	1,407,812
PROS Holdings, Inc., 2.00%, Due 12/1/19	1,000,000	1,031,195	1,003,125
Red Hat, Inc., 0.25%, Due 10/1/19	725,000	725,000	928,906
Synchronoss Technologies, Inc., 0.75%, Due 8/15/19	1,250,000	1,304,367	1,280,469
Take-Two Interactive Software, Inc., 1.75%, Due 12/1/16	500,000	522,889	879,688
TeleCommunication Systems, Inc., 7.75%, Due 6/30/18	1,000,000	987,007	985,000
Verint Systems Inc., 1.50%, Due 6/1/21	1,250,000	1,265,954	1,267,969
		14,248,652	14,934,750

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Portfolio of Investments October 31, 2015 (continued)

	Principal	Identified	Value
	Amount	Cost	(Note 1)
Convertible Bonds and Notes - continued

Technology, Hardware & Storage - 1.4%
SanDisk Corp., 1.50%, Due 8/15/17	$1,000,000	$1,220,949	$1,600,000

Trading Companies & Distributors - 0.8%
Kaman Corp., 3.25%, Due 11/15/17	750,000	784,007	930,938

Total Convertible Bonds and Notes		70,078,013	78,279,127

Convertible Preferred Stock - 14.6%

	Shares
Capital Markets - 0.3%
Cowen Group, Inc., 5.625%	500	500,000	399,500

Commercial Banks - 3.5%
Huntington Bancshares, Inc., 8.50%	1,250	1,552,500	1,680,000
Wells Fargo & Co., 7.50%	2,000	1,262,262	2,370,000
		2,814,762	4,050,000
Commercial Services & Supplies - 0.8%
Stericycle, Inc., 5.25%	10,000	1,002,500	932,200

Diversified Financial Services - 1.4%
Bank of America Corp., 7.25%	1,500	1,360,540	1,657,500

Food Products - 1.4%
Bunge Ltd., 4.875%	10,000	949,905	980,000
Post Holdings, Inc., 3.75%	5,000	522,102	708,400
		1,472,007	1,688,400
Machinery - 1.0%
Stanley Black & Decker, Inc., 6.25%	10,000	1,031,784	1,215,000

Oil, Gas & Consumable Fuels - 1.8%
Chesapeake Energy Corp., 5.75%	1,050	911,496	428,536
Kinder Morgan, Inc., 9.75%	35,000	1,715,000	1,715,700
		2,626,496	2,144,236
Real Estate Investment Trusts - 2.8%
American Tower Corp., 5.50%	20,000	2,011,250	2,090,000
Welltower Inc., 6.50%	20,000	1,068,010	1,182,200
		3,079,260	3,272,200
Specialty Retail - 0.6%
Amerivon Holdings LLC, 4.00%, (1,4,5)	694,670	1,500,000	733,636
Amerivon Holdings LLC, common equity units, (1,4,5)	272,728	0	16,364
		1,500,000	750,000

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Portfolio of Investments October 31, 2015 (continued)

		Identified	Value
	Shares	Cost	(Note 1)
Convertible Preferred Stock - continued

Thrift & Mortgage Finance - 1.0%
New York Community Capital Trust V, 6.00%	24,000	$995,213	$1,180,800

Total Convertible Preferred Stock		16,382,562	17,289,836

Mandatory Convertible Securities - 16.7% (6)

Automobiles - 0.5%
Fiat Chrysler Automobiles N.V., 7.875%, Due 12/15/16	5,000	500,000	650,000

Biotechnology - 1.6%
AmSurg Corp., 5.25%, Due 7/1/17	14,000	1,481,442	1,887,620

Diversified Telecommunication Services - 0.8%
Frontier Communications Corp, 11.125%, Due 6/29/18	10,000	1,001,125	993,300

Electric Utilities - 1.3%
NextEra Energy, Inc., 6.371%, Due 9/1/18	30,000	1,496,250	1,576,800

Food Products - 1.5%
Post Holdings, Inc., 5.25%, Due 6/1/17	2,500	250,000	306,778
Tyson Foods, Inc., 4.75%, Due 7/15/17	25,000	1,247,974	1,308,750
		1,497,974	1,615,528
Health Care Providers & Services - 2.0%
Anthem, Inc., 5.25%, Due 5/1/18	30,000	1,514,723	1,396,200
Kindred Healthcare, Inc., 7.50%, Due 11/19/17	1,250	1,271,683	928,750
		2,786,406	2,324,950
Insurance - 0.9%
Maiden Holdings, Ltd., 7.25%, Due 9/15/16	20,000	1,006,250	1,100,200

Multi-Utilities - 0.8%
Dominion Resources, Inc., 6.375%, Due 7/1/17	20,000	997,000	992,600

Oil, Gas & Consumable Fuels - 0.5%
Anadarko Petroleum Corp, 7.50%, Due 6/7/18 convertible into Western Gas Equity Partners LP common stock	15,000	705,794	603,450

Pharmaceuticals - 2.0%
Allergan plc, 5.50%, Due 3/1/18	2,300	2,366,046	2,407,249

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Portfolio of Investments October 31, 2015 (continued)

		Identified	Value
	Shares	Cost	(Note 1)

Mandatory Convertible Securities - continued

Real Estate Investment Trusts - 3.1%
Crown Castle International Corp., 4.50%, Due 11/1/16	20,000	$2,028,498	$2,121,800
Weyerhaeuser Co., 6.375%, Due 7/1/16	30,000	1,540,725	1,505,700
		3,569,223	3,627,500
Wireless Telecommunication Services - 1.7%
T-Mobile US, Inc., 5.50%, Due 12/15/17	30,000	1,613,946	1,994,700

Total Mandatory Convertible Securities (6)		19,021,456	19,773,897

Total Convertible Bonds and Notes - 66.1%		$70,078,013	$78,279,127
Total Convertible Preferred Stock - 14.6%		16,382,562	17,289,836
Total Mandatory Convertible Securities - 16.7%		19,021,456	19,773,897
Total Investments - 97.4%		$105,482,031	$115,342,860

Other Assets and Liabilites, Net - 2.6%			3,092,215
Total Net Assets - 100.0%			$118,435,075

(1)	Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at October 31, 2015 was $13,906,963, which represented 11.7% of the Fund’s net assets.

(2)	Non-income producing.

(3)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(4)	Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at October 31, 2015, which represented 0.62% of the Fund’s net assets.

(5)	Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of October 31, 2015, the Fund was invested in the following restricted securities:

				Price		% Net
Security	Acquisition Date	Shares	Cost	per Share	Value	Assets
Amerivon Holdings LLC	April 1, 2010	694,670	$1,500,000	$1.056	$733,636	0.61%
series A cv. pfd.
Amerivon Holdings LLC	April 1, 2010	272,728	0	0.060	16,364	0.01%
common equity units

(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(i) of the Notes to Financial Statements.

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Statement of Assets and Liabilities

October 31, 2015
Assets:
Investments at value (cost $105,482,031) (Note 1)	$115,342,860
Cash	2,226,341
Receivable for securities sold	406,105
Dividends and interest receivable	575,397
Prepaid insurance	14,615
Total assets	118,565,318
Liabilities:
Accrued management fee (Note 2)	74,788
Accrued expenses	55,455
Total liabilities	130,243

Net Assets:	$118,435,075

Net Assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$51,070
Additional paid-in capital	105,923,725
Accumulated net investment income loss	(4,226,863)
Accumulated net realized gain from investment transactions	6,826,314
Unrealized appreciation on investments	9,860,829
Net Assets	$118,435,075

Net asset value per share ($118,435,075 ÷ 5,107,022 outstanding shares)	$23.19

Statement of Operations

For the Year Ended October 31, 2015

Investment Income (Note 1):
Interest	$414,921
Dividends	1,895,258
Total Income	2,310,179
Expenses (Note 2):
Management fees	868,146
Custodian	15,600
Transfer agent	37,188
Legal fees	96,200
Audit fees	43,700
Trustees’ fees	90,000
Administrative services fees	61,825
Reports to shareholders	31,075
Insurance	29,345
Other	46,807
Total Expenses	1,319,886
Net Investment Income	990,293
Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment transactions	6,923,168
Net change in unrealized appreciation of investments	(5,695,720)
Net gain on investments	1,227,448
Net Increase in Net Assets Resulting from Operations	$2,217,741

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Statements of Changes in Net Assets

For the Years Ended October 31, 2015 and 2014

	2015	2014
Change in net assets from operations:
Net investment income	$990,293	$1,072,177
Net realized gain from investment transactions	6,923,168	12,839,201
Net change in unrealized appreciation of investments	(5,695,720)	(3,663,666)
Net change in net assets resulting from operations	2,217,741	10,247,712
Distributions to shareholders from:
Net investment income	(2,039,411)	(2,963,026)
Net realized gain on investments	(2,612,643)	—
Total distributions	(4,652,054)	(2,963,026)
Capital share transactions (Note 3):
Value of shares issued on reinvestment of distributions	294,623	530,096
Cost of shares purchased	(3,092,638)	(2,968,847)
Change in net assets resulting from capital share transactions	(2,798,015)	(2,438,751)
Change in net assets	(5,232,328)	4,845,935
Net assets at beginning of year	123,667,403	118,821,468
Net assets at end of year	$118,435,075	$123,667,403
Accumulated net investment loss at end of year	$(4,226,863)	$(3,251,624)

Financial Highlights Selected data for a share of beneficial interest outstanding:

	Years Ended October 31,
	2015	2014	2013	2012	2011
Operating Performance:
Net asset value, beginning of year	$23.59	$22.13	$19.15	$18.48	$18.85
Net investment income	0.17	0.19	0.25	0.48	0.48
Net realized and unrealized gain (loss)	0.23	1.74	3.31	0.75	(0.25)
Total from investment operations	0.40	1.93	3.56	1.23	0.23
Less Distributions:
Dividends from net investment income	(0.39)	(0.56)	(0.56)	(0.55)	(0.60)
Distributions from realized gains	(0.51)	—	—	—	—
Total distributions	(0.90)	(0.56)	(0.56)	(0.55)	(0.60)
Capital Share Transactions:
Anti-dilutive effect of share repurchases	0.10	0.11	— (b)	—	—
Dilutive effect of dividend reinvestment	— (b)	(0.02)	(0.02)	(0.01)	— (b)
Net asset value, end of year	$23.19	$23.59	$22.13	$19.15	$18.48

Market value, end of year	$19.50	$20.09	$18.42	$16.45	$15.85

Total Return (a):
Market Value Return (%)	1.42	12.25	15.64	7.36	0.01
Net Asset Value Return (%)	2.71	9.71	19.35	7.20	1.63

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$118,435	$123,667	$118,821	$102,316	$98,208
Ratio of expenses to average net assets (%)	1.1	1.1	1.1	1.1	1.1
Ratio of net investment income to average net assets (%)	0.8	1.0	1.2	2.6	2.5
Portfolio turnover rate (%)	48	43	51	44	43

(a)	Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)	Amount less than $0.01.

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Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The net change in unrealized depreciation from Level 3 investments held as of October 31, 2015 was ($29,969) and is included in the net change in unrealized appreciation of investments in the Statement of Operations. Transfers into, or out of, Level 3 are valued utilizing values as of the end of the period. Transfers into Level 3 were due to a decline in market activity (e.g., frequency of trades), which resulted in a lack of available market inputs to determine price.

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Bancroft Fund Ltd. as of October 31, 2015:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds and Notes:
Consumer Discretionary	$—	$7,581,931	$—	$7,581,931
Consumer Staples	—	680,625	—	680,625
Energy	—	2,078,599	—	2,078,599
Financials	—	7,447,346	—	7,447,346
Health Care	—	13,888,751	—	13,888,751
Industrials	—	4,912,970	—	4,912,970
Information Technology	—	39,588,467	—	39,588,467
Materials	—	1,093,563	—	1,093,563
Telecommunication Services	—	1,006,875	—	1,006,875
Total Convertible Bonds and Notes	—	78,279,127	—	78,279,127

Convertible Preferred Stock:
Consumer Discretionary	—	—	750,000	750,000
Consumer Staples	—	1,688,400	—	1,688,400
Energy	—	2,144,236	—	2,144,236
Financials	—	10,560,000	—	10,560,000
Industrials	—	2,147,200	—	2,147,200
Total Preferred Stock	—	16,539,836	750,000	17,289,836

Mandatory Convertible Securities:
Consumer Discretionary	—	650,000	—	650,000
Consumer Staples	—	1,615,528	—	1,615,528
Energy	—	603,450	—	603,450
Financials	—	4,727,700	—	4,727,700
Health Care	—	6,619,819	—	6,619,819
Telecommunication Services	—	2,988,000	—	2,988,000
Utilities	—	2,569,400	—	2,569,400
Total Mandatory Convertible Securities	—	19,773,897	—	19,773,897

Total Investments	$—	$114,592,860	$750,000	$115,342,860

Refer to the Fund’s Portfolio of Investments for a detailed breakdown of Common Stock, Convertible Bonds and Notes, Convertible Preferred Stock and Mandatory Convertible Securities. Transfers between levels are recognized at October 31, 2015, the end of the reporting period. The Fund recognized no transfers to or from Level 1 to Level 2.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

Description	Investments in Securities
Balance as of October 31, 2014	$779,969
Proceeds from sales	—
Gain/loss	—
Change in unrealized appreciation (depreciation) (1)	(29,969)
Net transfers in/out of Level 3	—
Balance as of October 31, 2015	$750,000

(1) Included in the net change in unrealized appreciation of investments in the Statement of Operations.

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2015:

	Fair Value	Valuation	Unobservable	Impact to Valuation from
	October 31, 2015	Methodologies	Input (1)	an Increase in Input (2)
Amerivon Holdings LLC series A cv. pfd. and common equity units	$750,000	Market Comparables/Sum of the Parts Valuation/Dividend Analysis	Liquidity Discount	Decrease

(1) In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to $10,796 for the twelve months ended October 31, 2015.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 were as follows:

	2015	2014
Ordinary income	$2,039,411	$2,963,026
Long-term gain on investments	2,612,643	—
	$4,652,054	$2,963,026

At October 31, 2015, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$13,269,047
Unrealized depreciation	(6,123,434)
Net unrealized appreciation	7,145,613

Undistributed ordinary income	1,180,766
Undistributed capital gains	4,133,900
Total distributable net earnings	5,314,666
Total accumulated earnings	$12,460,279

Cost for federal income tax purposes	$108,197,247

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Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing methods of recognizing interest and ordinary income on bonds for tax purposes.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2015, the Fund utilized $176,556 of its capital loss carryforwards.

(g) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Regulated Investment Company Modernization Act - On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Modernization Act) was signed into law. The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).

New capital losses may now be carried forward indefinitely and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

(i) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $19,773,897 at October 31, 2015, representing approximately 16.7% of net assets.

(j) Reclassification of Capital Accounts - Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. At October 31, 2015 the Fund decreased undistributed net investment loss by $73,878 and decreased accumulated net realized gain on investments by $73,878.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

On October 19, 2015 shareholders of the Fund (1) approved a new investment advisory agreement with Gabelli Funds, LLC and (2) elected new trustees. The new investment advisory agreement was effective on November 1, 2015, and the Fund is now managed by the Dinsmore Group of Gabelli Funds, LLC.

Gabelli Funds, LLC was also retained as the Fund’s administrator under the agreement.

See Note 5 “Subsequent Events.”

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Notes to Financial Statements (continued)

NOTE 3 - PORTFOLIO ACTIVITY

At October 31, 2015, there were 5,107,022 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the twelve months ended October 31, 2015, 14,629 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $294,623.

At October 31, 2014, there were 5,242,291 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the year ended October 31, 2014, 28,779 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $530,096.

During the twelve months ended October 31, 2015 the Fund repurchased 149,898 capital shares in the open market at a cost of $3,092,638. The weighted average discount of these purchases comparing the average purchase price to net asset value was 14.51%.

During the year ended October 31, 2014, the Fund repurchased 154,943 capital shares in the open market at a cost of $2,968,847. The weighted average discount of these purchases comparing the average purchase price to net asset value was 16.32%.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $57,629,893 and $64,240,566, respectively, for the twelve months ended October 31, 2015.

NOTE 4 - NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 5 - SUBSEQUENT EVENTS

In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Effective November 1, 2015, the Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

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Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees of Bancroft Fund Ltd.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bancroft Fund Ltd. (the “Fund”) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Fund Ltd. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 17, 2015

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Miscellaneous Notes (unaudited)

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the “Plan”). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 (the “Plan Agent”). You may also obtain information about the Plan, as well as the Plan application, by calling the Plan Agent toll free at (877) 208-9514. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker’s “street name” and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). For shareholder distributions made with respect to income earned during each of the first three fiscal quarters, when the market price of a share of Fund beneficial shares is lower than such share’s net asset value, the Plan Agent will combine the distributions of all Plan participants and purchase shares in the open market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service. For shareholder distributions made with respect to capital gains realized during the fiscal year and income earned during the fourth fiscal quarter, when the market price of a share of Fund shares is lower than such share’s net asset value, the Fund will issue shares at the market price.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Fund share certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant’s account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a share certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to the Plan participant’s address as shown on the Plan Agent’s records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a share certificate or certificates for the full shares held by the Plan Agent in the Plan participant’s account. Additionally, a check will be sent for the value of any fractional interest in the Plan participant’s account based on the market price of the Fund’s shares on that date.

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Miscellaneous Notes (unaudited)(continued)

Distribution Information

Shareholders were sent notices from the Fund that set forth estimates on a per share basis of the source or sources from which distributions were paid in calendar year 2015. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of these distributions, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Gain from
		Sale of	Return of	Total
Payable Date	Net Income	Securities	Capital	Distribution

3/26/15	$0.250	$0.000	$0.0000	$0.250

6/25/15	$0.000	$0.254	$0.0000	$0.254

9/24/15	$0.000	$0.257	$0.0000	$0.257

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV for the 2015 calendar year. This information is being provided to comply with certain U.S. Securities and Exchange Commission requirements.

For the year ended October 31, 2015, the Fund designated $2,039,411 as ordinary income and $2,612,643 as long-term capital gains for purposes of the dividends paid deduction. There were no short-term capital gains.

For the year ended October 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of l5%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Fund was 37.6%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2015 was 37.6%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 87l(k)(2)(C) for the Fund was 0%.

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Miscellaneous Notes (unaudited)(continued)

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however, the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177, or on the Fund’s website at www.bancroftfund.com. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources. This information is also available on the SEC’s website at www.sec.gov.

Declared Distribution

A distribution of $1.025 per share was declared on November 18, 2015, payable December 29, 2015 to shareholders of record at the close of business November 30, 2015. The distribution consists of $0.231 undistributed net investment income and net realized long-term gains on investments of $0.794.

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com).

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of the Fund from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

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Trustees

Each trustee is also a trustee of Ellsworth Growth and Income Fund Ltd. (Ellsworth) (a closed-end management investment company). Dinsmore Capital Management Co. (Dinsmore Capital) is the Fund’s investment adviser and is also the investment adviser to Ellsworth. Because of this connection, the Fund and Ellsworth make up a Fund Complex. Therefore, each trustee oversees two investment companies in the Fund Complex. This information is as of October 31, 2015.

Personal
Information	Principal Occupation(s) During Past Five Years; Other Directorship(s)
INDEPENDENT TRUSTEES

Kinchen C. Bizzell, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2018 Trustee since 2008 - Born 1954	Since August 2013, Managing Director of CAVU Securities (an institutional securities broker-dealer); formerly Managing Director of Burson-Marsteller (a global public relations and communications firm) (1998 to 2003) and a Senior Counselor with Burson-Marsteller (2004 to 2013); Trustee of Ellsworth.

Elizabeth C. Bogan, Ph.D. 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2018 Trustee since 1990 - Born 1944	Senior Lecturer in Economics at Princeton University; Trustee of Ellsworth.

Daniel D. Harding, CFA 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2017 Trustee since 2007 - Born 1952	Managing General Partner of the Global Equity Income Fund, a private investment fund; Director of Tax Receivables Corp., a private asset management firm; prior to 2008, Senior Advisor with Harding Loevner Management LP (an investment advisory firm); a general partner of Latitude Capital Partners, LLC, a private investment firm (2010 to 2012); Trustee of Ellsworth.

Nicolas W. Platt 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1997 - Born 1953	A private investor; member of NYSE MKT LLC U.S. Committee of Securities Listing Qualifications Panel; formerly Managing Director of FTI Consulting Inc. (an international consulting company) (2009 to 2011); currently Mayor of Township of Harding, New Jersey; Trustee of Ellsworth.

INTERESTED TRUSTEES

Thomas H. Dinsmore, CFA (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2017 Trustee since 1985 Chairman of the Board since 1996 - Born 1953	Chairman and Chief Executive Officer of the Fund, Ellsworth and Dinsmore Capital; Trustee of Ellsworth and Director of Dinsmore Capital.

Jane D. O’Keeffe (1) 65 Madison Avenue, Suite 550 Morristown, NJ 07960 Term expires 2016 Trustee since 1995 - Born 1955	President of the Fund and Dinsmore Capital; Executive Vice President of Ellsworth since February 2014; President of Ellsworth from 1996 to February 2014; Trustee of Ellsworth and Director of Dinsmore Capital.

(1) Mr. Dinsmore and Ms. O’Keeffe are considered interested persons because they are officers and directors of Dinsmore Capital. They are brother and sister.

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Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Officers are elected by and serve at the pleasure of the Board of Trustees. Each officer holds office until the annual meeting to be held in 2016, and thereafter until his or her respective successor is duly elected and qualified. This information is as of October 31, 2015.

Personal
Information	Principal Occupation(s) During Past Five Years

Thomas H. Dinsmore, CFA(1,2,5) Trustee, Chairman and Chief Executive Officer Officer since 1983 Born 1953	Chairman and Chief Executive Officer of the Fund, Ellsworth Growth and Income Fund Ltd. (Ellsworth) (a closed-end management investment company) and Dinsmore Capital; Trustee of the Fund and Ellsworth; Director of Dinsmore Capital.

Jane D. O’Keeffe (1,3,5) Trustee and President Officer since 1994 Born 1955	President of the Fund and Dinsmore Capital; Executive Vice President of Ellsworth since February 2014; President of Ellsworth from 1996 to February 2014; Trustee of the Fund and Ellsworth. Director of Dinsmore Capital.

James A. Dinsmore, CFA (2,3) Executive Vice President Officer since 2007 Born 1982	Executive Vice President of the Fund and Dinsmore Capital since January 2013; President of Ellsworth since February 2014; Executive Vice President of Ellsworth from January 2013 to February 2014; Vice President of the Fund, Ellsworth and Dinsmore Capital from 2009 through 2012; Director of Dinsmore Capital.

Gary I. Levine (4) Executive Vice President, Chief Financial Officer and Secretary Officer since 1986 Born 1957	Executive Vice President, Chief Financial Officer and Secretary of the Fund, Ellsworth and Dinsmore Capital.

H. Tucker Lake, Jr. (5) Vice President Officer since 1994 Born 1947	Vice President of the Fund, Ellsworth and Dinsmore Capital.

Germaine M. Ortiz (4) Vice President Officer since 1998 Born 1969	Vice President of the Fund, Ellsworth and Dinsmore Capital.

Mercedes A. Pierre Vice President and Chief Compliance Officer Officer since 1997 Born 1961	Vice President and Chief Compliance Officer of the Fund, Ellsworth and Dinsmore Capital.

(1) Mr. Thomas Dinsmore and Ms. O’Keeffe are brother and sister.

(2) Mr. Thomas Dinsmore is the father of Mr. James Dinsmore.

(3) Ms. O’Keeffe is the aunt of Mr. James Dinsmore.

(4) Ms. Ortiz is the first cousin of Mr. Levine’s wife.

(5) Mr. Lake is the first cousin of Mr. Thomas Dinsmore and Ms. O’Keeffe.

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Board of Trustees	Internet
Kinchen C. Bizzell, cfa	www.bancroftfund.com
Elizabeth C. Bogan, Ph.D.	email: info@bancroftfund.com
Thomas H. Dinsmore, cfa
Daniel D. Harding, cfa	Shareholder Services and Transfer Agent
Jane D. O’Keeffe	American Stock Transfer & Trust Company, LLC
Nicolas W. Platt	6201 15th Avenue
Brooklyn, NY 11219
(877) 208-9514
Officers	www.amstock.com

Thomas H. Dinsmore, cfa
Chairman of the Board and Chief Executive Officer	Investment Adviser Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
Jane D. O’Keeffe	Morristown, NJ 07960
President	(973) 631-1177

James A. Dinsmore, cfa
Executive Vice President	Custodian of Securities
Brown Brothers Harriman & Co.
Gary I. Levine
Executive Vice President, Chief Financial Officer and Secretary
Beneficial Share Listing
H. Tucker Lake, Jr.	NYSE MKT Exchange Symbol: BCV
Vice President

Germaine M. Ortiz	Legal Counsel
Vice President	Ballard Spahr LLP

Mercedes A. Pierre
Vice President and Chief Compliance Officer	Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Judith M. Dougherty
Assistant Vice President and Assistant Secretary

Joann Venezia
Assistant Vice President

BANCROFT FUND LTD.

65 MADISON AVENUE, SUITE 550

MORRISTOWN, NEW JERSEY 07960

www.bancroftfund.com

ITEM 2.            CODE OF ETHICS.

On April 16, 2007, the Board of Trustees of Bancroft Fund Ltd. (the “Fund”) adopted a code of ethics that applies to the Fund’s principal executive officer (the “PEO”) and principal financial officer (the “PFO”). The code of ethics is available on the Fund’s website at www.bancroftfund.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Fund has determined that Trustee and Audit Committee Chair, Daniel D. Harding, who is “independent” as such term is used in Form N-CSR, possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws.

ITEM 4.            PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Fund by its principal accountant, Tait, Weller & Baker LLP (“Tait Weller”), for professional services rendered to the Fund during the Fund’s last two fiscal years ended October 31, 2014 and 2015.

Fiscal Year-End October 31	Audit Fees (1)	Audit- Related Fees (2)	Tax Fees (3)	All Other Fees
2014	$38,500	$0	$3,600	$0
2015	$40,000	$0	$3,700	$0

(1)	The Fund’s Audit Committee pre-approves all Audit Fees, without exception.

(2)	The Fund’s Audit Committee pre-approves all Audit-Related Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2014 and 2015, no Audit-Related Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

(3)	“Tax Fees” include those fees billed by Tait Weller in connection with its review of the Fund’s income tax returns for fiscal years 2014 and 2015. The Fund’s Audit Committee pre-approves all Tax Fees, with exceptions. For the Fund’s last two fiscal years ended October 31, 2014 and 2015, no Tax Fees were approved by the Fund’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

Non-Audit Services

During each of the last two fiscal years ended October 31, 2014 and 2015, Tait Weller did not provide any non-audit services to the Fund, with the exception of the services for which the Fund paid the Tax Fees noted above. Tait Weller did not provide any non-audit services to the Fund’s investment adviser, Dinsmore Capital Management Co. (“Dinsmore Capital”) or its affiliates or otherwise bill the Fund or Dinsmore Capital or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Fund by its independent registered public accountant before they are provided to the Fund.  Such pre-approval also includes the proposed fees to be charged by the independent registered public accountant for such services.  The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is used in Form N-CSR.  Any such member’s decision to pre-approve audit and/or non-audit services and related fees is presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Fund’s independent registered public accountant to the Fund’s investment adviser if the engagement relates directly to the operations and financial reporting of the Fund and if the Fund’s independent registered public accountant is the same as, or affiliated with, the investment adviser’s independent registered public accountant.

ITEM 5.            AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of such committee are:

KINCHEN C. BIZZELL

ELIZABETH C. BOGAN, PH.D.

DANIEL D. HARDING (Chair)

(b) Not applicable.

ITEM 6.            INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers as of October 31, 2015 is included as part of the report to shareholders, filed under Item 1 of this certified shareholder report on Form N-CSR.

ITEM 7.            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Bancroft Fund Ltd.

Ellsworth Growth and Income Fund Ltd.

Dinsmore Capital Management Co.

Proxy Voting Guidelines

(Amended July 13, 2015)

These proxy voting guidelines have been adopted by the Boards of Trustees of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. (collectively, the “Funds”), as well as by the Board of Directors of Dinsmore Capital Management Co. (“Dinsmore”).

The Boards of Trustees of the Funds have delegated to Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds’ investments, the Funds do not receive proxies on many of their holdings.

Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds’ investments. The portfolio managers at Dinsmore oversee the voting policies and decisions for the Funds. In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.	Matters Related to the Board of Directors

1.           The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Dinsmore will consider whether the election of such nominee will cause the board of directors of such nominee’s company to have less than a majority of independent directors.

2.           The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

3.           The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.	Matters Related to Independent Auditors

1. The Funds generally will vote in favor of independent accountants approved by an issuer. Prior to such vote, however, Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by such issuer to the independent auditors, and the nature of the non-audit services provided.

C.	Corporate Governance Matters

1.           Except as provided in Section E.1, as a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

2.           Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management’s recommendations regarding routine matters, including the following:

a.           Fixing number of directors;

b.           Stock splits; and

c.           Change of state of incorporation for specific corporate purposes.

D.	Matters Related to Equity-Based Compensation Plans

1.           The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

2.           The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.	Other Matters

1.           Contested situations will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

2.           The Funds may, in their discretion, abstain from voting shares that have been recently sold.

3.           The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

4.           Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager or analyst at Dinsmore principally responsible for the particular portfolio security.

F.	Material Conflicts of Interest

1.           Conflicts of interest may arise from time to time between Dinsmore and the Funds. Examples of conflicts of interests include:

a.           Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

b.           Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

c.           Dinsmore may hold a position in a security contrary to shareholder interests.

2.           If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds’ Audit Committee and counsel for independent trustees and the proxies will be voted in accordance with direction received from the Audit Committee.

G.	Amendments

1.           Any proposed material amendment to these Guidelines shall be submitted for review and approval to:

a.           the Funds’ Board of Trustees, including a majority of the disinterested trustees; and

b.           the Adviser’s Board of Directors.

2.           Non-material amendments to these Guidelines may be made by the Chair of the Funds, upon consultation with counsel to the Funds and the Funds’ Chief Compliance Officer, and will be reported to the Funds’ Board of Trustees at their next scheduled in-person meeting.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) As of October 31, 2015, Mr. Thomas H. Dinsmore, Chairman and Chief Executive Officer, Ms. Jane D. O’Keeffe, President and Mr. James A. Dinsmore, Executive Vice President, comprise the three-person portfolio management team of the Fund. Mr. Thomas H. Dinsmore has served as portfolio manager since 1996. Mr. James Dinsmore and Ms. O’Keeffe have served as portfolio managers since 2011.  Mr. Thomas H. Dinsmore is the lead member of the portfolio management team.

Since 1996, Ms. O’Keeffe has served as President of the Fund and of Dinsmore Capital (the “Adviser”), as well as Managing Director of Research for the Adviser. Mr. James A. Dinsmore has served as Executive Vice President of the Fund and of the Adviser since January 2013. Prior to this he served as Vice President of the Fund and the Adviser from 2009 through 2012. He had also been a research analyst for the Adviser from 2004 until 2011.

Messrs. Thomas H. Dinsmore and James A. Dinsmore and Ms. O’Keeffe receive investment recommendations from a team of research analysts prior to making investment decisions about transactions in the portfolio. Generally, the co-portfolio managers make decisions jointly about any transactions in the Fund’s portfolio, but each co-portfolio manager may do so independently as well.

(2) The portfolio management team comprised of Mr. Thomas H. Dinsmore, Mr. James A. Dinsmore and Ms. Jane D. O’Keeffe is also primarily responsible for the day-to-day management of one registered investment company, Ellsworth Growth and Income Fund Ltd. (“Ellsworth”), with total assets of $121,322,325 as of December 28, 2015. The portfolio management team does not manage any accounts or assets with performance-based advisory fees.  Mr. Thomas Dinsmore is Chairman and Chief Executive Officer, Mr. James Dinsmore is President and Ms. O’Keeffe is Executive Vice President of Ellsworth. This information is as of October 31, 2015. The Fund and Ellsworth have similar investment objectives and strategies. As a result, material conflicts of interest may arise between the two funds if a security is not available in a sufficient amount to fill open orders for both funds.  To deal with these situations, Trade

Allocation Procedures (the “Allocation Procedures”) have been adopted by the investment adviser for the Fund and Ellsworth. The Allocation Procedures set forth a method to allocate a partially filled order among the funds.  Pursuant to the method, the amount of shares that each fund purchases is allocated pro rata based on the dollar amount of each fund’s intended trade or, if the order is subject to a minimum lot size, as closely as possibly to such an allocation.

The Allocation Procedures permit the funds to allocate an order in a way that is different from the method set forth above if (i) each fund is treated fairly and equitably and neither fund is given preferential treatment, and (ii) the allocation is reviewed by the chief compliance officer of the funds.

(3) The Portfolio Management team is compensated by Dinsmore Capital through a three-component plan, consisting of a fixed base salary, annual cash bonus, and benefit retirement plan. Their compensation is reviewed and approved by Dinsmore Capital’s Board of Directors annually. Their compensation may be adjusted from year to year based on the perception of Dinsmore Capital’s Board of Directors of the team’s overall performance and their management responsibilities. Their compensation is not based on (i) a formula specifically tied to the performance of the Fund or Ellsworth, including performance against an index or (ii) the value of assets held in the Fund’s portfolio.

(4) As of January 7, 2016, Mr. Thomas Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000. Mr. James Dinsmore’s beneficial ownership in the Fund’s shares was in the range of $50,001-$100,000. Ms. O’Keeffe’s beneficial ownership in the Fund’s shares was in the range of $100,001-$500,000.

ITEM 9.           PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, the following purchases were made by or on behalf of the Fund as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities registered by the Fund pursuant to Section 12 of the Exchange Act (15 U.S.C. 78l):

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs*	(d) Maximum number of shares that may yet be purchased under the plans or programs*
November 1 through November 30, 2014	2,500	$20.32	2,500	364,460
December 1 through December 31, 2014	11,650	$20.11	11,650	352.810
January 1 through January 31, 2015	20,816	$20.02	20,816	331,994
February 1 through February 28, 2015	36,387	$20.47	36,387	295,607
March 1 through March 31, 2015	24,069	$20.64	24,069	271,538
April 1 through April 30, 2015	30,242	$21.20	30,242	241,296
May 1 through May 31, 2015	10,716	$21.29	10,716	230,580
June 1 through June 30, 2015	1,966	$21.58	1,966	228,614
August 1 through August 31, 2015	11,533	$20.46	11,533	217,081
September 1 through	19	$19.68	19	217,062

September 30, 2015
Total	149,898	$20.58	149,898	217,062

*On December 18, 2014, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 7% of its outstanding shares (up to 366,960 shares, based on shares of beneficial interest outstanding as of November 19, 2014).

ITEM 10.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of this Form N-CSR.

ITEM 11.          CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning the effectiveness of controls and procedures:

(a) As of December 9, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Fund, including the PEO and the PFO, to assess the effectiveness of the Fund’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940, as amended (the “Act”). Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)), the Fund’s officers, including the PEO and PFO, concluded that, as of December 9, 2015 the Fund’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Fund is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.          EXHIBITS.

(a)(1) Not applicable. See the Fund’s response to Item 2, above.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Fund to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   January 7, 2016

By:      /s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   January 7, 2016